UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2005

CMKM DIAMONDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26919	90-0070390
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Procyon St., Suite 101 Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including are code: (877) 752-3755

Casavant Mining Kimberlite International, Inc.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Press Release

On March 24, 2005, the Company issued a press release commenting on the SEC's administrative proceeding instituted against the Company. A copy of the press release is attached hereto as exhibit 99-1.

A copy of the SEC's order instituting the administrative hearing can be viewed on the SEC's website. (www.sec.gov)

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
99-1	Press Release dated March 24, 2005 commenting on the SEC Administrative Proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMKM DIAMONDS, INC.

By: /s/ Urban Casavant

Urban Casavant,

President and Chief Executive Officer

Date: April 6, 2005